Exhibit 99.3

                                FIBERSTARS, INC.
                     UNAUDITED PRO FORMA COMBINED CONDENSED
                              FINANCIAL STATEMENTS

The Company completed its acquisition of Crescent Lighting, Ltd. (Crescent) on November 19, 1998.

The accompanying unaudited pro forma combined condensed balance sheet combines the historical financial statements of Fiberstars, Inc. (the Company) and the balance sheet of Crescent as if the acquisition had occurred on September 30, 1998.

The accompanying unaudited pro forma combined condensed statement of operations for the year ended December 31, 1997 includes the historical consolidated statement of opeatons of the Company for the year ended December 31, 1997 and the historical statement of operations of Crescent for the year ended February 28, 1998 as if the acquisition had occurred on January 1, 1997.

The accompanying unaudited pro forma combined consolidated statement of operations for the nine months ended September 30, 1998 includes the historical statement of operations of the Company and of Crescent for the nine months ended September 30, 1998 as if the acquisition had occurred on January 1, 1997.

The unaudited pro forma combined condensed statements of operations give effect to the acquisition using the purchase method of accounting, and are based upon allocation of the purchase price and include the adjustments described in the notes attached thereto.

The unaudited pro forma combined condensed financial statements do not purport to represent what the Company's results of operations would have been had the acquisition occurred on the date indicated or for any future period or date. The pro forma adjustments give effect to available information and assumptions that the Company believes are reasonable. The unaudited pro forma combined condensed financial statements shold be read in conjunction with the Company's historical financial statements and the financial statements of Crescent and the notes thereto included or incorporated elsewhere herein.


                                            FIBERSTARS, INC.
                               PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                         FOR SEPTEMBER 30, 1998
                                         (amounts in thousands)
                                              (unaudited)

                                                               Crescent       Pro Forma      Pro Forma
                                                 Fiberstars   Lighting (8)  Adjustments (8)  Combined
ASSETS
Current Assets:
      Cash and cash equivalents                 $  1,376      $    459     $ (1,853)(1)     $    (18)
      Short-term investments                       4,080          --           --              4,080
      Accounts receivable trade, net               2,708         1,022         (156)(2)        3,573
      Notes and other accounts receivable            145          --           --                145
      Inventories                                  3,385           396         --              3,781
      Prepaid expenses and other assets              392          --           --                392
      Deferred income taxes                          597          --           --                597
                                                --------      --------     --------         --------
                   Total current assets           12,683         1,877       (2,009)          12,551

      Fixed assets, net                              912           165         --              1,077
      Goodwill, net                                  766          --          2,099(3)         2,865
      Investment in joint ventures                    20          --           --                 20
      Other assets                                   205          --           --                205
      Deferred income taxes                         --            --           --               --
                                                --------      --------     --------         --------
                   Total assets                 $ 14,586      $  2,042     $     90         $ 16,718
                                                ========      ========     ========         ========

LIABILITIES
Current liabilities
      Accounts payable                          $  1,011      $    580     $   (156)(4)     $  1,434
      Accrued expenses                             1,895           799          116(5)         2,810
      Current portion of long-term debt                8          --           --                  8
                                                --------      --------     --------         --------
                   Total current liabilities       2,914         1,379          (41)           4,252
Long-term debt, less current portion                  14          --           --                 14
                                                --------      --------     --------         --------
                   Total liabilities               2,928         1,379          (41)           4,266
                                                --------      --------     --------         --------

SHAREHOLDERS' EQUITY
Common stock                                        --            --           --               --
Additional paid-in capital                        12,767          --            794(6)        13,561
Notes receivable from shareholder                    (75)         --           --                (75)
Accumulated deficit                               (1,034)          663         (663)(7)       (1,034)
                                                --------      --------     --------         --------
                   Total shareholders' equity     11,658           663          131           12,452
                                                --------      --------     --------         --------
                     Total liabilities and
                     shareholders' equity       $ 14,586      $  2,042     $     91         $ 16,718
                                                ========      ========     ========         ========

               The accompanying notes are an integral part of these financial statements

                                FIBERSTARS, INC.
          NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                             FOR SEPTEMBER 30, 1998




Note A - Acquisition:

         On November 19, 1998, Fiberstars, inc. (the Company) acquired the net assets of Crescent Lighting, Ltd. (Crescent) for an aggregate of $1,884,597 in cash and 197,960 shares of the Company's common stock. Crescent is a manufacturer and distributor of lighting products in Europe. The products are used primarily for fiber optic lighting.

Note B - Pro Forma Adjustments:

(1)      Represents cash payment for acquisition.

(2)      Represents elimination of intercompany accounts receivable.

(3)      Represents the allocation of goodwill and transaction costs.

(4)      Represents the elimination of intercompany accounts payable.

(5)      Represents the accrued transaction expenses.

(6)      Represents the issuance of Fiberstars common stock.

(7)      Represents the elimination of Crescent retained earnings.

(8) Exchange rate used for balance sheet the spot rate effective September 30, 1998, $1.70 = 1.00 GBP.


                                           FIBERSTARS, INC.
                         PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                                 FOR THE YEAR ENDED DECEMBER 31, 1997
                           (amounts in thousands except per share amounts)
                                             (unaudited)
                                                      Crescent           Pro Forma         Pro Forma
                                       Fiberstars    Lighting (7)      Adjustments (7)     Combined
Net sales                               $ 17,871       $  3,957          $   (750)(1)      $ 21,078

Cost of Sales                             10,047          2,174              (750)(2)        11,471
                                        --------       --------          --------          --------
Gross profit                               7,824          1,784              --               9,608

Operating expenses                         6,977          1,222               236(3)          8,435
                                        --------       --------          --------          --------
Operating income                             847            562              (236)            1,173

Interest income/(expense)                    248             11               (88)(4)           171
Other income/(expense)                       (14)          --                --                 (14)
                                        --------       --------          --------          --------
Income before income taxes                 1,081            573              (324)            1,330

Provision for income taxes                  (437)          (136)              117(5)           (456)
                                        --------       --------          --------          --------
Net income                              $    644       $    437          $   (207)         $    874
                                        ========       ========          ========          ========

Net income per share - basic            $   0.19                                           $   0.24
                                        ========                                           ========
Shares used in per share
  calculation - basic                      3,446                              198(6)          3,644
                                        ========                         ========          ========

Net income per share -diluted           $   0.18                                           $   0.23
                                        ========                                           ========
Shares used in per share
  calculation - diluted                    3,597                              198(6)          3,795
                                        ========                         ========          ========

    The accompanying notes are an integral part of these financial statements

                                FIBERSTARS, INC.
     NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997



(1) Represents the elimination of intercompany sales between Crescent and the Company.

(2) Represents the elimination of intercompany cost of sales between Crescent and the Company.

(3) Represents the amortization of the goodwill and other intangibles associated with the purchase of Crescent. The period of amortization is 10 years.

(4) Represents interest income forgone as a result of the reduction in cash of $2,000,000 for the purchase of Crescent.

(5) Represents tax adjustment to reflect 36% overall income tax rate applicable to pro forma results.

(6) Represents issuance of common stock as consideration in the Crescent acquisition.

(7) Exchange rate used for statement of operations is the average rate for the nine months ending September 30, 1998, $1.64 = 1.00 GBP


                                         FIBERSTARS, INC.
                       PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                             FOR NINE MONTHS ENDED SEPTEMBER 30, 1998
                         (amounts in thousands except per share amounts)
                                           (unaudited)
                                                 Crescent           Pro Forma         Pro Forma
                                 Fiberstars     Lighting (7)      Adjustments (7)     Combined
Net sales                        $ 16,298        $  2,846         $   (451)(1)       $ 18,693

Cost of Sales                      10,188           1,770             (451)(2)         11,507
                                 --------        --------         --------           --------
Gross profit                        6,110           1,076             --                7,186

Operating expenses                  5,915           1,191              177(3)           7,283
                                 --------        --------         --------           --------
Operating income                      195            (115)            (177)               (97)

Interest income/(expense)             177              38              (59)(4)            156
Other income/(expense)                (20)           --               --                  (20)
                                 --------        --------         --------           --------
Income before income taxes            352             (77)            (235)                40

Provision for income taxes           (134)             28               85(5)             (22)
                                 --------        --------         --------           --------
Net income                       $    218        $    (49)        $   (151)          $     18
                                 ========        ========         ========           ========

Net income per share - basic     $   0.06                                            $   0.00
                                 ========                                            ========
Shares used in per share
  calculation - basic               3,557                              198(6)           3,755
                                 ========                         ========           ========

Net income per share - diluted   $   0.06                                            $   0.00
                                 ========                                            ========
Shares used in per share
  calculation - diluted             3,643                              198(6)            3,841
                                 ========                         ========           ========

            The accompanying notes are an integral part of these financial statements.

                                FIBERSTARS, INC.
     NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                    FOR NINE MONTHS ENDED SEPTEMBER 30, 1998



(1) Represents the elimination of intercompany sales between Crescent and the Company.

(2) Represents the elimination of intercompany cost of sales between Crescent and the Company.

(3) Represents the amortization of the goodwill and other intangibles associated with the purchase of Crescent. The period of amortization is 10 years.

(4) Represents interest income forgone as a result of the reduction in cash of $2,000,000 for the purchase of Crescent.

(5) Represents tax adjustment to reflect 36% overall income tax rate applicable to pro forma results.

(6) Represents issuance of common stock as consideration in the Crescent acquisition.

(7) Exchange rate used for statement of operations is the average rate for the twelve months ending December 31, 1997, $1.66 = 1.00 GBP